UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 18, 2005

Summus, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 Fayetteville Street Suite 600 Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement

See disclosure in Item 3.02 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure in Item 3.02 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

On November 18, 2005, the Company entered into a definitive agreement (the “Securities Purchase Agreement”) to sell $8,000,000 of its 6% Senior Secured Debentures (the “Debentures”) to institutional investors. The Securities Purchase Agreement is attached hereto as Exhibit 4.1. A list of purchasers participating in this transaction is included as a schedule to the Securities Purchase Agreement (collectively, the “Investors”).

The Debentures bear interest at the rate of 6% per annum and mature on June 30, 2007. The Debentures are convertible into shares of the Company’s common stock at a conversion price of $2.00, subject to adjustment in accordance with terms of the Debentures, the form of which is attached hereto as Exhibit 4.2. In addition, the Debentures are subject to automatic conversion in the event (each, an “Automatic Conversion Event”) that either (i) the Company has at least ten million dollars ($10,000,000) in Revenues (as defined in the Debenture) in any completed calendar quarter, as reported in a Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission, or (ii) the Closing Price (as defined in the Debenture) of the Company’s common stock exceeds $6.00 for forty-five (45) consecutive Trading Days (as defined in the Debenture) and the average daily trading volume of the Company’s common stock during such forty-five (45) Trading Day period exceeds three hundred thousand (300,000) shares (excluding any shares traded by affiliates of the Company), so long as (x) the Registration Statement (as defined below) is effective and sales may continue to be made thereunder and (y) an Event of Default (as defined in the Debenture) has not occurred. In the event that that an Automatic Conversion of the Debentures would result in beneficial ownership by Investor and the Investor’s affiliates of more than 9.9% of the outstanding shares of the Company’s Common Stock, then (A) the maximum number of shares that may be issued to the Investor without resulting in beneficial ownership by Investor and the Investor’s affiliates of more than 9.9% of the outstanding shares of the Company’s Common Stock will be issued and (B) a D Warrant in the form attached hereto as Exhibit 4.7 to acquire a number of shares equal to the excess number of shares which otherwise cannot be issued as a result of this proviso will issued to the Investor. The Debentures are secured by all of the assets of the Company pursuant to a Security Agreement, the form of which is attached hereto as Exhibit 4.9.

In connection with the issuance of the Debentures, the Company issued to the Investors certain A Warrants, B Warrants and C-1 Warrants. The A Warrants provide that the Investors shall have the right to purchase an aggregate of 2,000,000 units at an exercise price of $2.00 per unit, each unit consisting of one share of the Company’s common stock and a warrant to purchase 4/10 of a share of the Company’s common stock (the “C-2 Warrant”), a form of which is attached hereto as Exhibit 4.6. The C-2 Warrant has substantially the same terms and conditions as the C-1 Warrant described below. The A Warrants are exercisable, in whole or in part, at any time until five months from the date of effectiveness of the registration statement described below.

The B Warrants are exercisable at any time for a period of two years from the date of issuance for 1,355,392 shares of the Company’s common stock and have an exercise price of $2.71 per share. The C-1 Warrants are exercisable at any time for a period of 5 years from the date of issuance for an additional 1,355,392 shares of Summus common stock and have an exercise price of $3.54 per share. Forms of the B Warrants and C-1 Warrants are attached hereto as Exhibit 4.4 and Exhibit 4.5, respectively.

The Company is obligated to file a registration statement with the Securities and Exchange Commission within 45 days of November 18, 2005, which registration statement will include the common stock underlying the Debentures, the A Warrants, the B Warrants and the C-1 Warrants (the “Initial Filing Deadline”). The registration statement must be declared effective within 120 days from November 18, 2005 (the “Effectiveness Deadline”). If the Company fails to meet either the Initial Filing Deadline or the Effectiveness Deadline, the Company will be required to pay liquidated damages penalties to the Debenture holders in an amount equal to the then outstanding principal amount under the Debentures multiplied by .015 times the number of months (prorated for partial months) after the Initial Filing Deadline or the Effectiveness Deadline that the registration statement is declared effective. The Registration Rights Agreement is attached hereto as Exhibit 4.8.

In connection with this transaction, the Company entered into a letter agreement with certain of the Investors pursuant to which the Company agrees to use its best efforts to cause a person designated by such Investors to be elected to the Board of Directors of the Company.

The securities offered in the private placement have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is obligated to register the resale of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants.

The foregoing descriptions of the terms relating to the sale and issuance of the Company’s Debentures and the Warrants are not complete and are qualified in their entirety by reference to the Securities Purchase Agreement, the Debentures, the A Warrants, the B Warrants, the C-1 Warrants, the C-2 Warrants, the D Warrants, the Registration Rights Agreement and the Security Agreement, copies of which are filed with this Current Report on Form 8-K as exhibits and are incorporated herein by reference.

Item 9.01.     Financial Statements and Other Exhibits.

Exhibit No.	Description

4.1	Securities Purchase Agreement
4.2	Form of 6% Senior Secured Debenture
4.3	Form of A Warrant
4.4	Form of B Warrant
4.5	Form of C-1 Warrant
4.6	Form of C-2 Warrant
4.7	Form of D Warrant
4.8	Registration Rights Agreement
4.9	Security Agreement
4.10	Letter Agreement between the Company and LAP Summus Holdings LLC dated as of November 18, 2005
99.1	Press Release dated November 22, 2005

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMUS, INC.

Date: November 22, 2005	By:	/s/ Donald T. Locke
Donald T. Locke
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

4.1	Securities Purchase Agreement
4.2	Form of 6% Senior Secured Debenture
4.3	Form of A Warrant
4.4	Form of B Warrant
4.5	Form of C-1 Warrant
4.6	Form of C-2 Warrant
4.7	Form of D Warrant
4.8	Registration Rights Agreement
4.9	Security Agreement
4.10	Letter Agreement between the Company and LAP Summus Holdings LLC dated as of November 18, 2005
99.1	Press Release dated November 22, 2005

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